Exhibit 99.2

3Q24 Quarterly Supplement

Wells Fargo & Company and Subsidiaries
QUARTERLY FINANCIAL DATA
Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information.

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA

	Quarter ended					Sep 30, 2024 % Change from		Nine months ended
(in millions, except ratios and per share amounts)	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2024	Sep 30, 2023	Sep 30, 2024	Sep 30, 2023	% Change
Selected Income Statement Data
Total revenue	$20,366	20,689	20,863	20,478	20,857	(2)%	(2)	$61,918	62,119	—%
Noninterest expense	13,067	13,293	14,338	15,786	13,113	(2)	—	40,698	39,776	2
Pre-tax pre-provision profit (PTPP) (1)	7,299	7,396	6,525	4,692	7,744	(1)	(6)	21,220	22,343	(5)
Provision for credit losses (2)	1,065	1,236	938	1,282	1,197	(14)	(11)	3,239	4,117	(21)
Wells Fargo net income	5,114	4,910	4,619	3,446	5,767	4	(11)	14,643	15,696	(7)
Wells Fargo net income applicable to common stock	4,852	4,640	4,313	3,160	5,450	5	(11)	13,805	14,822	(7)

Common Share Data
Diluted earnings per common share	1.42	1.33	1.20	0.86	1.48	7	(4)	3.94	3.96	(1)
Dividends declared per common share	0.40	0.35	0.35	0.35	0.35	14	14	1.10	0.95	16
Common shares outstanding	3,345.5	3,402.7	3,501.7	3,598.9	3,637.9	(2)	(8)
Average common shares outstanding	3,384.8	3,448.3	3,560.1	3,620.9	3,648.8	(2)	(7)	3,464.1	3,710.9	(7)
Diluted average common shares outstanding	3,425.1	3,486.2	3,600.1	3,657.0	3,680.6	(2)	(7)	3,503.5	3,741.6	(6)
Book value per common share (3)	$49.26	47.01	46.40	46.25	44.37	5	11
Tangible book value per common share (3)(4)	41.76	39.57	39.17	39.23	37.43	6	12

Selected Equity Data (period-end)
Total equity	185,011	178,148	182,674	187,443	182,373	4	1
Common stockholders' equity	164,801	159,963	162,481	166,444	161,424	3	2
Tangible common equity (4)	139,711	134,660	137,163	141,193	136,153	4	3

Performance Ratios
Return on average assets (ROA) (5)	1.06%	1.03	0.97	0.72	1.21			1.02%	1.12
Return on average equity (ROE) (6)	11.7	11.5	10.5	7.6	13.3			11.2	12.2
Return on average tangible common equity (ROTCE) (4)	13.9	13.7	12.3	9.0	15.9			13.3	14.6
Efficiency ratio (7)	64	64	69	77	63			66	64
Net interest margin on a taxable-equivalent basis	2.67	2.75	2.81	2.92	3.03			2.74	3.10
Average deposit cost	1.91	1.84	1.74	1.58	1.36			1.83	1.11
(1)Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
(2)Includes provision for credit losses for loans, debt securities, and other financial assets.
(3)Book value per common share is common stockholders' equity divided by common shares outstanding. Tangible book value per common share is tangible common equity divided by common shares outstanding.
(4)Tangible common equity, tangible book value per common share, and return on average tangible common equity are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” tables on pages 26 and 27.
(5)Represents Wells Fargo net income divided by average assets.
(6)Represents Wells Fargo net income applicable to common stock divided by average common stockholders’ equity.
(7)The efficiency ratio is noninterest expense divided by total revenue (net interest income and noninterest income).

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA (continued)

	Quarter ended					Sep 30, 2024 % Change from		Nine months ended
($ in millions, unless otherwise noted)	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2024	Sep 30, 2023	Sep 30, 2024	Sep 30, 2023	% Change
Selected Balance Sheet Data (average)
Loans	$910,255	916,977	928,075	938,041	943,193	(1)%	(3)	$918,406	945,896	(3)%
Assets	1,916,612	1,914,647	1,916,974	1,907,535	1,891,883	—	1	1,916,079	1,878,040	2
Deposits	1,341,680	1,346,478	1,341,628	1,340,916	1,340,307	—	—	1,343,256	1,348,090	—

Selected Balance Sheet Data (period-end)
Debt securities	529,832	520,254	506,280	490,458	490,726	2	8
Loans	909,711	917,907	922,784	936,682	942,424	(1)	(3)
Allowance for credit losses for loans	14,739	14,789	14,862	15,088	15,064	—	(2)
Equity securities	59,771	60,763	59,556	57,336	56,026	(2)	7
Assets	1,922,125	1,940,073	1,959,153	1,932,468	1,909,261	(1)	1
Deposits	1,349,646	1,365,894	1,383,147	1,358,173	1,354,010	(1)	—

Headcount (#) (period-end)	220,167	222,544	224,824	225,869	227,363	(1)	(3)

Capital and other metrics (1)
Risk-based capital ratios and components (2):
Standardized Approach:
Common Equity Tier 1 (CET1)	11.3%	11.0	11.2	11.4	11.0
Tier 1 capital	12.8	12.3	12.7	13.0	12.6
Total capital	15.5	15.0	15.4	15.7	15.3
Risk-weighted assets (RWAs) (in billions)	$1,220.0	1,219.5	1,221.6	1,231.7	1,237.1	—	(1)

Advanced Approach:
Common Equity Tier 1 (CET1)	12.7%	12.3	12.4	12.6	12.0
Tier 1 capital	14.4	13.8	14.1	14.3	13.7
Total capital	16.4	15.8	16.2	16.4	15.8
Risk-weighted assets (RWAs) (in billions)	$1,087.4	1,093.0	1,099.6	1,114.3	1,130.8	(1)	(4)

Tier 1 leverage ratio	8.3%	8.0	8.2	8.5	8.3
Supplementary Leverage Ratio (SLR)	6.9	6.7	6.9	7.1	6.9
Total Loss Absorbing Capacity (TLAC) Ratio (3)	25.3	24.8	25.1	25.0	24.0
Liquidity Coverage Ratio (LCR) (4)	127	124	126	125	123
(1)Ratios and metrics for September 30, 2024, are preliminary estimates.
(2)See the table on page 28 for more information on CET1, tier 1 capital, and total capital.
(3)Represents TLAC divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches.
(4)Represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME

	Quarter ended					Sep 30, 2024 % Change from		Nine months ended
(in millions, except per share amounts)	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2024	Sep 30, 2023	Sep 30, 2024	Sep 30, 2023	% Change
Interest income	$22,998	22,884	22,840	22,839	22,093	—%	4	$68,722	62,279	10%
Interest expense	11,308	10,961	10,613	10,068	8,988	3	26	32,882	22,675	45
Net interest income	11,690	11,923	12,227	12,771	13,105	(2)	(11)	35,840	39,604	(10)
Noninterest income
Deposit-related fees	1,299	1,249	1,230	1,202	1,179	4	10	3,778	3,492	8
Lending-related fees	376	369	367	366	372	2	1	1,112	1,080	3
Investment advisory and other asset-based fees	2,463	2,415	2,331	2,169	2,224	2	11	7,209	6,501	11
Commissions and brokerage services fees	646	614	626	619	567	5	14	1,886	1,756	7
Investment banking fees	672	641	627	455	492	5	37	1,940	1,194	62
Card fees	1,096	1,101	1,061	1,027	1,098	—	—	3,258	3,229	1
Mortgage banking	280	243	230	202	193	15	45	753	627	20
Net gains from trading activities	1,438	1,442	1,454	1,070	1,265	—	14	4,334	3,729	16
Net gains (losses) from debt securities	(447)	—	(25)	—	6	NM	NM	(472)	10	NM
Net gains (losses) from equity securities	257	80	18	35	(25)	221	NM	355	(476)	175
Lease income	277	292	421	292	291	(5)	(5)	990	945	5
Other	319	320	296	270	90	—	254	935	428	118
Total noninterest income	8,676	8,766	8,636	7,707	7,752	(1)	12	26,078	22,515	16
Total revenue	20,366	20,689	20,863	20,478	20,857	(2)	(2)	61,918	62,119	—
Provision for credit losses (1)	1,065	1,236	938	1,282	1,197	(14)	(11)	3,239	4,117	(21)
Noninterest expense
Personnel	8,591	8,575	9,492	9,181	8,627	—	—	26,658	26,648	—
Technology, telecommunications and equipment	1,142	1,106	1,053	1,076	975	3	17	3,301	2,844	16
Occupancy	786	763	714	740	724	3	9	2,263	2,144	6
Operating losses	293	493	633	355	329	(41)	(11)	1,419	828	71
Professional and outside services	1,130	1,139	1,101	1,242	1,310	(1)	(14)	3,370	3,843	(12)
Leases (2)	152	159	164	168	172	(4)	(12)	475	529	(10)
Advertising and promotion	205	224	197	259	215	(8)	(5)	626	553	13
Other	768	834	984	2,765	761	(8)	1	2,586	2,387	8
Total noninterest expense	13,067	13,293	14,338	15,786	13,113	(2)	—	40,698	39,776	2
Income before income tax expense (benefit)	6,234	6,160	5,587	3,410	6,547	1	(5)	17,981	18,226	(1)
Income tax expense (benefit)	1,064	1,251	964	(100)	811	(15)	31	3,279	2,707	21
Net income before noncontrolling interests	5,170	4,909	4,623	3,510	5,736	5	(10)	14,702	15,519	(5)
Less: Net income (loss) from noncontrolling interests	56	(1)	4	64	(31)	NM	281	59	(177)	133
Wells Fargo net income	$5,114	4,910	4,619	3,446	5,767	4%	(11)	$14,643	15,696	(7)%
Less: Preferred stock dividends and other	262	270	306	286	317	(3)	(17)	838	874	(4)
Wells Fargo net income applicable to common stock	$4,852	4,640	4,313	3,160	5,450	5%	(11)	$13,805	14,822	(7)%
Per share information
Earnings per common share	$1.43	1.35	1.21	0.87	1.49	6%	(4)	$3.99	3.99	—%
Diluted earnings per common share	1.42	1.33	1.20	0.86	1.48	7	(4)	3.94	3.96	(1)
NM – Not meaningful
(1)Includes provision for credit losses for loans, debt securities, and other financial assets.
(2)Represents expenses for assets we lease to customers.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET

						Sep 30, 2024 % Change from
(in millions)	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2024	Sep 30, 2023
Assets
Cash and due from banks	$33,530	32,701	30,180	33,026	30,815	3%	9
Interest-earning deposits with banks	152,016	199,322	239,467	204,193	187,081	(24)	(19)
Federal funds sold and securities purchased under resale agreements	105,390	82,259	68,751	80,456	70,431	28	50
Debt securities:
Trading, at fair value	120,677	120,766	109,324	97,302	97,075	—	24
Available-for-sale, at fair value	166,004	148,752	138,245	130,448	126,437	12	31
Held-to-maturity, at amortized cost	243,151	250,736	258,711	262,708	267,214	(3)	(9)
Loans held for sale	7,275	7,312	5,473	4,936	4,308	(1)	69
Loans	909,711	917,907	922,784	936,682	942,424	(1)	(3)
Allowance for loan losses	(14,330)	(14,360)	(14,421)	(14,606)	(14,554)	—	2
Net loans	895,381	903,547	908,363	922,076	927,870	(1)	(4)
Mortgage servicing rights	7,493	8,027	8,248	8,508	9,526	(7)	(21)
Premises and equipment, net	9,955	9,648	9,426	9,266	8,559	3	16
Goodwill	25,173	25,172	25,173	25,175	25,174	—	—
Derivative assets	17,721	18,721	17,653	18,223	21,096	(5)	(16)
Equity securities	59,771	60,763	59,556	57,336	56,026	(2)	7
Other assets	78,588	72,347	80,583	78,815	77,649	9	1
Total assets	$1,922,125	1,940,073	1,959,153	1,932,468	1,909,261	(1)	1
Liabilities
Noninterest-bearing deposits	$370,005	348,525	356,162	360,279	384,330	6	(4)
Interest-bearing deposits	979,641	1,017,369	1,026,985	997,894	969,680	(4)	1
Total deposits	1,349,646	1,365,894	1,383,147	1,358,173	1,354,010	(1)	—
Short-term borrowings (1)	111,894	118,834	109,014	89,559	93,330	(6)	20
Derivative liabilities	11,390	16,237	17,116	18,495	23,463	(30)	(51)
Accrued expenses and other liabilities	82,169	81,824	79,438	71,210	66,050	—	24
Long-term debt (2)	182,015	179,136	187,764	207,588	190,035	2	(4)
Total liabilities	1,737,114	1,761,925	1,776,479	1,745,025	1,726,888	(1)	1
Equity
Wells Fargo stockholders’ equity:
Preferred stock	18,608	16,608	18,608	19,448	19,448	12	(4)
Common stock – $1-2/3 par value, authorized 9,000,000,000 shares; issued 5,481,811,474 shares	9,136	9,136	9,136	9,136	9,136	—	—
Additional paid-in capital	60,623	60,373	60,131	60,555	60,365	—	—
Retained earnings	210,749	207,281	203,870	201,136	199,287	2	6
Accumulated other comprehensive loss	(8,372)	(12,721)	(12,546)	(11,580)	(15,877)	34	47
Treasury stock (3)	(107,479)	(104,247)	(98,256)	(92,960)	(91,215)	(3)	(18)
Unearned ESOP shares	—	—	—	—	(429)	NM	100
Total Wells Fargo stockholders’ equity	183,265	176,430	180,943	185,735	180,715	4	1
Noncontrolling interests	1,746	1,718	1,731	1,708	1,658	2	5
Total equity	185,011	178,148	182,674	187,443	182,373	4	1
Total liabilities and equity	$1,922,125	1,940,073	1,959,153	1,932,468	1,909,261	(1)	1
NM – Not meaningful
(1)Includes $1.0 billion, $1.0 billion, $8.0 billion, $0.0 billion, and $0.0 billion of Federal Home Loan Bank (FHLB) advances at September 30, June 30, and March 31, 2024, and December 31, and September 30, 2023, respectively.
(2)Includes $6.0 billion, $11.0 billion, $20.0 billion, $38.0 billion, and $36.0 billion of FHLB advances at September 30, June 30, and March 31, 2024, and December 31, and September 30, 2023, respectively.
(3)Number of shares of treasury stock were 2,136,319,281, 2,079,100,421, 1,980,132,879, 1,882,948,892, and 1,843,884,672 at September 30, June 30, and March 31, 2024, and December 31, and September 30, 2023, respectively.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES AND INTEREST RATES (TAXABLE-EQUIVALENT BASIS) (1)

	Quarter ended					Sep 30, 2024 % Change from		Nine months ended		% Change
($ in millions)	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2024	Sep 30, 2023	Sep 30, 2024	Sep 30, 2023
Average Balances

Assets
Interest-earning deposits with banks	$182,219	196,436	207,568	193,647	158,893	(7)%	15	$195,359	134,490	45%
Federal funds sold and securities purchased under resale agreements	81,549	71,769	69,719	72,626	68,715	14	19	74,372	68,951	8
Trading debt securities	125,083	120,590	112,170	109,340	109,802	4	14	119,303	102,986	16
Available-for-sale debt securities	160,729	150,024	139,986	136,389	139,511	7	15	150,284	144,885	4
Held-to-maturity debt securities	250,010	258,631	264,755	268,905	273,948	(3)	(9)	257,770	277,644	(7)
Loans held for sale	7,032	7,091	5,835	4,990	5,437	(1)	29	6,654	6,022	10
Loans	910,255	916,977	928,075	938,041	943,193	(1)	(3)	918,406	945,896	(3)
Equity securities	27,480	26,332	21,350	22,198	25,019	4	10	25,063	27,174	(8)
Other	9,711	8,128	8,940	8,861	8,565	19	13	8,930	9,900	(10)
Total interest-earning assets	1,754,068	1,755,978	1,758,398	1,754,997	1,733,083	—	1	1,756,141	1,717,948	2
Total noninterest-earning assets	162,544	158,669	158,576	152,538	158,800	2	2	159,938	160,092	—
Total assets	$1,916,612	1,914,647	1,916,974	1,907,535	1,891,883	—	1	$1,916,079	1,878,040	2
Liabilities
Interest-bearing deposits	$986,206	1,006,806	996,874	974,890	953,500	(2)	3	$996,591	936,993	6
Short-term borrowings	109,902	106,685	94,988	92,032	90,078	3	22	103,880	77,327	34
Long-term debt	183,586	182,201	197,116	196,213	181,955	1	1	187,619	175,156	7
Other liabilities	34,735	34,613	32,821	31,342	32,564	—	7	34,059	33,492	2
Total interest-bearing liabilities	1,314,429	1,330,305	1,321,799	1,294,477	1,258,097	(1)	4	1,322,149	1,222,968	8
Noninterest-bearing deposits	355,474	339,672	344,754	366,026	386,807	5	(8)	346,665	411,097	(16)
Other noninterest-bearing liabilities	62,341	63,118	63,752	61,179	62,151	(1)	—	63,068	59,450	6
Total liabilities	1,732,244	1,733,095	1,730,305	1,721,682	1,707,055	—	1	1,731,882	1,693,515	2
Total equity	184,368	181,552	186,669	185,853	184,828	2	—	184,197	184,525	—
Total liabilities and equity	$1,916,612	1,914,647	1,916,974	1,907,535	1,891,883	—	1	$1,916,079	1,878,040	2

Average Interest Rates

Interest-earning assets
Interest-earning deposits with banks	4.95%	5.05	4.99	4.98	4.81			5.00%	4.52
Federal funds sold and securities purchased under resale agreements	5.24	5.27	5.28	5.30	5.13			5.26	4.66
Trading debt securities	4.25	4.14	4.08	3.82	3.86			4.16	3.57
Available-for-sale debt securities	4.33	4.21	3.99	3.87	3.92			4.19	3.72
Held-to-maturity debt securities	2.57	2.64	2.70	2.69	2.65			2.64	2.61
Loans held for sale	7.33	7.53	7.82	6.75	6.40			7.54	6.16
Loans	6.41	6.40	6.38	6.35	6.23			6.40	5.97
Equity securities	2.26	2.99	2.82	2.99	2.42			2.67	2.54
Other	5.12	5.42	5.14	4.99	4.93			5.22	4.75
Total interest-earning assets	5.24	5.25	5.24	5.20	5.09			5.24	4.87
Interest-bearing liabilities
Interest-bearing deposits	2.60	2.46	2.34	2.17	1.92			2.47	1.59
Short-term borrowings	5.20	5.19	5.16	5.10	4.99			5.18	4.61
Long-term debt	6.89	6.95	6.80	6.78	6.67			6.88	6.28
Other liabilities	3.05	3.13	2.88	2.87	2.54			3.02	2.37
Total interest-bearing liabilities	3.43	3.31	3.22	3.09	2.84			3.32	2.48

Interest rate spread on a taxable-equivalent basis (2)	1.81	1.94	2.02	2.11	2.25			1.92	2.39
Net interest margin on a taxable-equivalent basis (2)	2.67	2.75	2.81	2.92	3.03			2.74	3.10
(1)The average balance amounts represent amortized costs. The average interest rates are based on interest income or expense amounts for the period and are annualized, if applicable. Interest rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes taxable-equivalent adjustments of $84 million, $89 million, $89 million, $104 million, and $104 million for the quarters ended September 30, June 30, and March 31, 2024, and December 31, and September 30, 2023, respectively, and $262 million and $316 million for the first nine months of 2024 and 2023, respectively, predominantly related to tax-exempt income on certain loans and securities. The federal statutory tax rate utilized was 21% for the periods presented.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (1)

					Quarter ended September 30, 2024
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$7,149	2,289	1,909	842	(415)	(84)	11,690
Noninterest income	1,975	1,044	3,002	3,036	78	(459)	8,676
Total revenue	9,124	3,333	4,911	3,878	(337)	(543)	20,366
Provision for credit losses	930	85	26	16	8	—	1,065
Noninterest expense	5,624	1,480	2,229	3,154	580	—	13,067
Income (loss) before income tax expense (benefit)	2,570	1,768	2,656	708	(925)	(543)	6,234
Income tax expense (benefit)	646	448	664	179	(330)	(543)	1,064
Net income (loss) before noncontrolling interests	1,924	1,320	1,992	529	(595)	—	5,170
Less: Net income from noncontrolling interests	—	2	—	—	54	—	56
Net income (loss)	$1,924	1,318	1,992	529	(649)	—	5,114

					Quarter ended June 30, 2024
Net interest income	$7,024	2,281	1,945	906	(144)	(89)	11,923
Noninterest income	1,982	841	2,893	2,952	392	(294)	8,766
Total revenue	9,006	3,122	4,838	3,858	248	(383)	20,689
Provision for credit losses	932	29	285	(14)	4	—	1,236
Noninterest expense	5,701	1,506	2,170	3,193	723	—	13,293
Income (loss) before income tax expense (benefit)	2,373	1,587	2,383	679	(479)	(383)	6,160
Income tax expense (benefit)	596	402	598	195	(157)	(383)	1,251
Net income (loss) before noncontrolling interests	1,777	1,185	1,785	484	(322)	—	4,909
Less: Net income (loss) from noncontrolling interests	—	3	—	—	(4)	—	(1)
Net income (loss)	$1,777	1,182	1,785	484	(318)	—	4,910

					Quarter ended September 30, 2023
Net interest income	$7,633	2,519	2,319	1,007	(269)	(104)	13,105
Noninterest income	1,948	886	2,604	2,695	21	(402)	7,752
Total revenue	9,581	3,405	4,923	3,702	(248)	(506)	20,857
Provision for credit losses	768	52	324	(10)	63	—	1,197
Noninterest expense	5,913	1,543	2,182	3,006	469	—	13,113
Income (loss) before income tax expense (benefit)	2,900	1,810	2,417	706	(780)	(506)	6,547
Income tax expense (benefit)	727	453	601	177	(641)	(506)	811
Net income (loss) before noncontrolling interests	2,173	1,357	1,816	529	(139)	—	5,736
Less: Net income (loss) from noncontrolling interests	—	3	—	—	(34)	—	(31)
Net income (loss)	$2,173	1,354	1,816	529	(105)	—	5,767
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and venture capital and private equity investments. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company as well as results for previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for affordable housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (continued) (1)

					Nine months ended September 30, 2024
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$21,283	6,848	5,881	2,617	(527)	(262)	35,840
Noninterest income	5,938	2,759	8,850	8,861	761	(1,091)	26,078
Total revenue	27,221	9,607	14,731	11,478	234	(1,353)	61,918
Provision for credit losses	2,650	257	316	5	11	—	3,239
Noninterest expense	17,349	4,665	6,729	9,577	2,378	—	40,698
Income (loss) before income tax expense (benefit)	7,222	4,685	7,686	1,896	(2,155)	(1,353)	17,981
Income tax expense (benefit)	1,815	1,191	1,928	502	(804)	(1,353)	3,279
Net income (loss) before noncontrolling interests	5,407	3,494	5,758	1,394	(1,351)	—	14,702
Less: Net income from noncontrolling interests	—	8	—	—	51	—	59
Net income (loss)	$5,407	3,486	5,758	1,394	(1,402)	—	14,643

					Nine months ended September 30, 2023
Net interest income	$22,556	7,509	7,139	3,060	(344)	(316)	39,604
Noninterest income	5,844	2,572	7,317	7,971	147	(1,336)	22,515
Total revenue	28,400	10,081	14,456	11,031	(197)	(1,652)	62,119
Provision for credit losses	2,509	35	1,509	25	39	—	4,117
Noninterest expense	17,978	4,925	6,486	9,041	1,346	—	39,776
Income (loss) before income tax expense (benefit)	7,913	5,121	6,461	1,965	(1,582)	(1,652)	18,226
Income tax expense (benefit)	1,985	1,281	1,617	492	(1,016)	(1,652)	2,707
Net income (loss) before noncontrolling interests	5,928	3,840	4,844	1,473	(566)	—	15,519
Less: Net income (loss) from noncontrolling interests	—	9	—	—	(186)	—	(177)
Net income (loss)	$5,928	3,831	4,844	1,473	(380)	—	15,696
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and venture capital and private equity investments. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company as well as results for previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for affordable housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT

	Quarter ended					Sep 30, 2024 % Change from		Nine months ended
($ in millions)	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2024	Sep 30, 2023	Sep 30, 2024	Sep 30, 2023	% Change
Income Statement
Net interest income	$7,149	7,024	7,110	7,629	7,633	2%	(6)	$21,283	22,556	(6)%
Noninterest income:
Deposit-related fees	710	690	677	694	670	3	6	2,077	2,008	3
Card fees	1,031	1,036	990	960	1,027	—	—	3,057	3,007	2
Mortgage banking	137	135	193	115	105	1	30	465	397	17
Other	97	121	121	121	146	(20)	(34)	339	432	(22)
Total noninterest income	1,975	1,982	1,981	1,890	1,948	—	1	5,938	5,844	2
Total revenue	9,124	9,006	9,091	9,519	9,581	1	(5)	27,221	28,400	(4)
Net charge-offs	871	907	881	852	722	(4)	21	2,659	1,932	38
Change in the allowance for credit losses	59	25	(93)	(62)	46	136	28	(9)	577	NM
Provision for credit losses	930	932	788	790	768	—	21	2,650	2,509	6
Noninterest expense	5,624	5,701	6,024	6,046	5,913	(1)	(5)	17,349	17,978	(3)
Income before income tax expense	2,570	2,373	2,279	2,683	2,900	8	(11)	7,222	7,913	(9)
Income tax expense	646	596	573	672	727	8	(11)	1,815	1,985	(9)
Net income	$1,924	1,777	1,706	2,011	2,173	8	(11)	$5,407	5,928	(9)
Revenue by Line of Business
Consumer, Small and Business Banking	$6,222	6,129	6,092	6,554	6,546	2	(5)	$18,443	19,368	(5)
Consumer Lending:
Home Lending	842	823	864	839	840	2	—	2,529	2,550	(1)
Credit Card	1,471	1,452	1,496	1,449	1,494	1	(2)	4,419	4,360	1
Auto	273	282	300	334	360	(3)	(24)	855	1,130	(24)
Personal Lending	316	320	339	343	341	(1)	(7)	975	992	(2)
Total revenue	$9,124	9,006	9,091	9,519	9,581	1	(5)	$27,221	28,400	(4)
Selected Balance Sheet Data (average)
Loans by Line of Business:
Consumer, Small and Business Banking	$6,230	6,370	6,465	6,494	6,610	(2)	(6)	$6,355	6,825	(7)
Consumer Lending:
Home Lending	209,825	211,994	214,335	216,733	218,546	(1)	(4)	212,043	220,568	(4)
Credit Card	49,141	47,463	46,412	45,842	43,541	4	13	47,677	41,900	14
Auto	43,949	45,650	47,621	49,078	51,578	(4)	(15)	45,733	52,569	(13)
Personal Lending	14,470	14,462	14,896	15,386	15,270	—	(5)	14,609	14,863	(2)
Total loans	$323,615	325,939	329,729	333,533	335,545	(1)	(4)	$326,417	336,725	(3)
Total deposits	773,554	778,228	773,248	779,490	801,061	(1)	(3)	775,005	821,741	(6)
Allocated capital	45,500	45,500	45,500	44,000	44,000	—	3	45,500	44,000	3

Selected Balance Sheet Data (period-end)
Loans by Line of Business:
Consumer, Small and Business Banking	$6,372	6,513	6,584	6,735	6,746	(2)	(6)
Consumer Lending:
Home Lending	209,083	211,172	213,289	215,823	217,955	(1)	(4)
Credit Card	49,521	48,400	46,867	46,735	44,409	2	12
Auto	43,356	44,780	46,692	48,283	50,407	(3)	(14)
Personal Lending	14,413	14,495	14,575	15,291	15,439	(1)	(7)
Total loans	$322,745	325,360	328,007	332,867	334,956	(1)	(4)
Total deposits	775,745	781,817	794,160	782,309	798,897	(1)	(3)
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT (continued)

	Quarter ended					Sep 30, 2024 % Change from		Nine months ended
($ in millions, unless otherwise noted)	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2024	Sep 30, 2023	Sep 30, 2024	Sep 30, 2023	% Change
Selected Metrics
Consumer Banking and Lending:
Return on allocated capital (1)	16.3%	15.1	14.5	17.6	19.1			15.3%	17.5
Efficiency ratio (2)	62	63	66	64	62			64	63
Retail bank branches (#, period-end)	4,196	4,227	4,247	4,311	4,355	(1)%	(4)
Digital active customers (# in millions, period-end) (3)	35.8	35.6	35.5	34.8	34.6	1	3
Mobile active customers (# in millions, period-end) (3)	31.2	30.8	30.5	29.9	29.6	1	5

Consumer, Small and Business Banking:
Deposit spread (4)	2.5%	2.5	2.5	2.7	2.7			2.5%	2.6
Debit card purchase volume ($ in billions) (5)	$126.8	128.2	121.5	126.1	124.5	(1)	2	$376.5	366.7	3%
Debit card purchase transactions (# in millions) (5)	2,585	2,581	2,442	2,546	2,550	—	1	7,608	7,454	2

Home Lending:
Mortgage banking:
Net servicing income	$114	89	91	113	41	28	178	$294	187	57
Net gains on mortgage loan originations/sales	23	46	102	2	64	(50)	(64)	171	210	(19)
Total mortgage banking	$137	135	193	115	105	1	30	$465	397	17

Retail originations ($ in billions)	$5.5	5.3	3.5	4.5	6.4	4	(14)	$14.3	19.7	(27)
% of originations held for sale (HFS)	41.0%	38.6	43.5	45.4	40.7			40.7%	44.4
Third party mortgage loans serviced ($ in billions, period-end) (6)	$499.1	512.8	527.5	559.7	591.8	(3)	(16)
Mortgage servicing rights (MSR) carrying value (period-end)	6,544	7,061	7,249	7,468	8,457	(7)	(23)
Ratio of MSR carrying value (period-end) to third party mortgage loans serviced (period-end) (6)	1.31%	1.38	1.37	1.33	1.43
Home lending loans 30+ days delinquency rate (period-end) (7)(8)(9)	0.30	0.33	0.30	0.32	0.29

Credit Card:
Point of sale (POS) volume ($ in billions)	$43.4	42.9	39.1	41.2	39.4	1	10	$125.4	111.9	12
New accounts (# in thousands)	615	677	651	655	714	(9)	(14)	1,943	1,911	2
Credit card loans 30+ days delinquency rate (period-end) (8)(9)	2.87%	2.71	2.92	2.80	2.61
Credit card loans 90+ days delinquency rate (period-end) (8)(9)	1.43	1.40	1.55	1.41	1.29

Auto:
Auto originations ($ in billions)	$4.1	3.7	4.1	3.3	4.1	11	—	$11.9	13.9	(14)
Auto loans 30+ days delinquency rate (period-end) (8)(9)	2.28%	2.31	2.36	2.80	2.60

Personal Lending:
New volume ($ in billions)	$2.7	2.7	2.2	2.6	3.1	—	(13)	$7.6	9.3	(18)
(1)Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends.
(2)Efficiency ratio is segment noninterest expense divided by segment total revenue (net interest income and noninterest income).
(3)Digital and mobile active customers is the number of consumer and small business customers who have logged on via a digital or mobile device, respectively, in the prior 90 days. Digital active customers includes both online and mobile customers.
(4)Deposit spread is (i) the internal funds transfer pricing credit on segment deposits minus interest paid to customers for segment deposits, divided by (ii) average segment deposits.
(5)Debit card purchase volume and transactions reflect combined activity for both consumer and business debit card purchases.
(6)Excludes residential mortgage loans subserviced for others.
(7)Excludes residential mortgage loans insured by the Federal Housing Administration (FHA) or guaranteed by the Department of Veterans Affairs (VA).
(8)Excludes loans held for sale.
(9)Delinquency balances exclude nonaccrual loans.

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT

	Quarter ended					Sep 30, 2024 % Change from		Nine months ended
($ in millions)	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2024	Sep 30, 2023	Sep 30, 2024	Sep 30, 2023	% Change
Income Statement
Net interest income	$2,289	2,281	2,278	2,525	2,519	—%	(9)	$6,848	7,509	(9)%
Noninterest income:
Deposit-related fees	303	290	284	257	257	4	18	877	741	18
Lending-related fees	138	139	138	138	133	(1)	4	415	393	6
Lease income	126	133	149	155	153	(5)	(18)	408	489	(17)
Other	477	279	303	293	343	71	39	1,059	949	12
Total noninterest income	1,044	841	874	843	886	24	18	2,759	2,572	7
Total revenue	3,333	3,122	3,152	3,368	3,405	7	(2)	9,607	10,081	(5)
Net charge-offs	50	97	75	35	37	(48)	35	222	61	264
Change in the allowance for credit losses	35	(68)	68	5	15	151	133	35	(26)	235
Provision for credit losses	85	29	143	40	52	193	63	257	35	634
Noninterest expense	1,480	1,506	1,679	1,630	1,543	(2)	(4)	4,665	4,925	(5)
Income before income tax expense	1,768	1,587	1,330	1,698	1,810	11	(2)	4,685	5,121	(9)
Income tax expense	448	402	341	423	453	11	(1)	1,191	1,281	(7)
Less: Net income from noncontrolling interests	2	3	3	2	3	(33)	(33)	8	9	(11)
Net income	$1,318	1,182	986	1,273	1,354	12	(3)	$3,486	3,831	(9)

Revenue by Line of Business
Middle Market Banking	$2,187	2,153	2,078	2,196	2,212	2	(1)	$6,418	6,566	(2)
Asset-Based Lending and Leasing	1,146	969	1,074	1,172	1,193	18	(4)	3,189	3,515	(9)
Total revenue	$3,333	3,122	3,152	3,368	3,405	7	(2)	$9,607	10,081	(5)

Revenue by Product
Lending and leasing	$1,293	1,308	1,309	1,337	1,321	(1)	(2)	$3,910	3,977	(2)
Treasury management and payments	1,434	1,412	1,421	1,527	1,541	2	(7)	4,267	4,687	(9)
Other	606	402	422	504	543	51	12	1,430	1,417	1
Total revenue	$3,333	3,122	3,152	3,368	3,405	7	(2)	$9,607	10,081	(5)

Selected Metrics
Return on allocated capital	19.2%	17.3	14.3	19.0	20.2			16.9%	19.2
Efficiency ratio	44	48	53	48	45			49	49

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT (continued)

	Quarter ended					Sep 30, 2024 % Change from		Nine months ended
($ in millions)	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2024	Sep 30, 2023	Sep 30, 2024	Sep 30, 2023	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$161,967	164,027	163,273	162,877	164,182	(1)%	(1)	$163,085	164,461	(1)%
Commercial real estate	44,756	44,990	45,296	45,393	45,716	(1)	(2)	45,013	45,810	(2)
Lease financing and other	15,393	15,406	15,352	15,062	14,518	—	6	15,384	14,090	9
Total loans	$222,116	224,423	223,921	223,332	224,416	(1)	(1)	$223,482	224,361	—

Loans by Line of Business:
Middle Market Banking	$127,321	128,259	119,273	118,971	120,509	(1)	6	$124,960	121,442	3
Asset-Based Lending and Leasing	94,795	96,164	104,648	104,361	103,907	(1)	(9)	98,522	102,919	(4)
Total loans	$222,116	224,423	223,921	223,332	224,416	(1)	(1)	$223,482	224,361	—

Total deposits	173,158	166,892	164,027	163,299	160,556	4	8	168,044	165,887	1
Allocated capital	26,000	26,000	26,000	25,500	25,500	—	2	26,000	25,500	2

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$163,878	165,878	166,842	163,797	165,094	(1)	(1)
Commercial real estate	44,715	44,978	45,292	45,534	45,663	(1)	(2)
Lease financing and other	15,406	15,617	15,526	15,443	15,014	(1)	3
Total loans	$223,999	226,473	227,660	224,774	225,771	(1)	(1)

Loans by Line of Business:
Middle Market Banking	$127,048	129,023	120,401	118,482	119,354	(2)	6
Asset-Based Lending and Leasing	96,951	97,450	107,259	106,292	106,417	(1)	(9)
Total loans	$223,999	226,473	227,660	224,774	225,771	(1)	(1)

Total deposits	178,406	168,979	168,547	162,526	160,368	6	11

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT

	Quarter ended					Sep 30, 2024 % Change from		Nine months ended
($ in millions)	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2024	Sep 30, 2023	Sep 30, 2024	Sep 30, 2023	% Change
Income Statement
Net interest income	$1,909	1,945	2,027	2,359	2,319	(2)%	(18)	$5,881	7,139	(18)%
Noninterest income:
Deposit-related fees	279	263	262	246	247	6	13	804	730	10
Lending-related fees	213	205	203	199	206	4	3	621	591	5
Investment banking fees	668	634	647	489	545	5	23	1,949	1,249	56
Net gains from trading activities	1,366	1,387	1,405	1,022	1,193	(2)	15	4,158	3,531	18
Other	476	404	438	420	413	18	15	1,318	1,216	8
Total noninterest income	3,002	2,893	2,955	2,376	2,604	4	15	8,850	7,317	21
Total revenue	4,911	4,838	4,982	4,735	4,923	2	—	14,731	14,456	2
Net charge-offs	196	303	196	376	105	(35)	87	695	205	239
Change in the allowance for credit losses	(170)	(18)	(191)	122	219	NM	NM	(379)	1,304	NM
Provision for credit losses	26	285	5	498	324	(91)	(92)	316	1,509	(79)
Noninterest expense	2,229	2,170	2,330	2,132	2,182	3	2	6,729	6,486	4
Income before income tax expense	2,656	2,383	2,647	2,105	2,417	11	10	7,686	6,461	19
Income tax expense	664	598	666	523	601	11	10	1,928	1,617	19
Net income	$1,992	1,785	1,981	1,582	1,816	12	10	$5,758	4,844	19

Revenue by Line of Business
Banking:
Lending	$698	688	681	774	721	1	(3)	$2,067	2,098	(1)
Treasury Management and Payments	695	687	686	742	747	1	(7)	2,068	2,294	(10)
Investment Banking	419	430	474	383	430	(3)	(3)	1,323	1,021	30
Total Banking	1,812	1,805	1,841	1,899	1,898	—	(5)	5,458	5,413	1
Commercial Real Estate	1,364	1,283	1,223	1,291	1,376	6	(1)	3,870	4,020	(4)
Markets:
Fixed Income, Currencies, and Commodities (FICC)	1,327	1,228	1,359	1,122	1,148	8	16	3,914	3,566	10
Equities	396	558	450	457	518	(29)	(24)	1,404	1,352	4
Credit Adjustment (CVA/DVA) and Other	31	7	19	(8)	(12)	343	358	57	73	(22)
Total Markets	1,754	1,793	1,828	1,571	1,654	(2)	6	5,375	4,991	8
Other	(19)	(43)	90	(26)	(5)	56	NM	28	32	(13)
Total revenue	$4,911	4,838	4,982	4,735	4,923	2	—	$14,731	14,456	2

Selected Metrics
Return on allocated capital	17.1%	15.4	17.2	13.4	15.5			16.5%	13.9
Efficiency ratio	45	45	47	45	44			46	45
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT (continued)

	Quarter ended					Sep 30, 2024 % Change from		Nine months ended
($ in millions)	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2024	Sep 30, 2023	Sep 30, 2024	Sep 30, 2023	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$183,255	180,789	185,432	191,014	191,128	1%	(4)	$183,159	191,800	(5)%
Commercial real estate	91,963	94,998	97,811	99,077	100,523	(3)	(9)	94,913	100,810	(6)
Total loans	$275,218	275,787	283,243	290,091	291,651	—	(6)	$278,072	292,610	(5)

Loans by Line of Business:
Banking	$86,548	86,130	90,897	94,699	94,010	—	(8)	$87,854	96,148	(9)
Commercial Real Estate	124,056	128,107	131,709	133,921	135,639	(3)	(9)	127,943	136,302	(6)
Markets	64,614	61,550	60,637	61,471	62,002	5	4	62,275	60,160	4
Total loans	$275,218	275,787	283,243	290,091	291,651	—	(6)	$278,072	292,610	(5)
Trading-related assets:
Trading account securities	$140,501	136,101	121,347	118,938	122,376	3	15	$132,678	117,858	13
Reverse repurchase agreements/securities borrowed	74,041	64,896	62,856	65,678	62,284	14	19	67,289	60,105	12
Derivative assets	19,668	18,552	17,033	19,308	19,760	6	—	18,422	18,410	—
Total trading-related assets	$234,210	219,549	201,236	203,924	204,420	7	15	$218,389	196,373	11
Total assets	574,697	558,063	550,933	556,196	559,647	3	3	561,280	552,888	2
Total deposits	194,315	187,545	183,273	173,117	157,212	4	24	188,399	158,337	19
Allocated capital	44,000	44,000	44,000	44,000	44,000	—	—	44,000	44,000	—

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$183,341	181,441	178,986	189,379	190,547	1	(4)
Commercial real estate	90,382	93,889	96,611	98,053	99,783	(4)	(9)
Total loans	$273,723	275,330	275,597	287,432	290,330	(1)	(6)

Loans by Line of Business:
Banking	$88,221	84,054	86,066	93,987	93,723	5	(6)
Commercial Real Estate	121,238	126,080	129,627	131,968	133,939	(4)	(9)
Markets	64,264	65,196	59,904	61,477	62,668	(1)	3
Total loans	$273,723	275,330	275,597	287,432	290,330	(1)	(6)
Trading-related assets:
Trading account securities	$144,148	140,928	133,079	115,562	120,547	2	20
Reverse repurchase agreements/securities borrowed	83,562	70,615	62,019	63,614	64,240	18	30
Derivative assets	17,906	19,186	17,726	18,023	21,231	(7)	(16)
Total trading-related assets	$245,616	230,729	212,824	197,199	206,018	6	19
Total assets	583,144	565,334	553,105	547,203	557,642	3	5
Total deposits	199,700	200,920	195,969	185,142	162,776	(1)	23

Wells Fargo & Company and Subsidiaries
WEALTH AND INVESTMENT MANAGEMENT SEGMENT

	Quarter ended					Sep 30, 2024 % Change from		Nine months ended
($ in millions, unless otherwise noted)	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2024	Sep 30, 2023	Sep 30, 2024	Sep 30, 2023	% Change
Income Statement
Net interest income	$842	906	869	906	1,007	(7)%	(16)	$2,617	3,060	(14)%
Noninterest income:
Investment advisory and other asset-based fees	2,406	2,357	2,267	2,111	2,164	2	11	7,030	6,335	11
Commissions and brokerage services fees	548	521	545	531	492	5	11	1,614	1,527	6
Other	82	74	61	112	39	11	110	217	109	99
Total noninterest income	3,036	2,952	2,873	2,754	2,695	3	13	8,861	7,971	11
Total revenue	3,878	3,858	3,742	3,660	3,702	1	5	11,478	11,031	4
Net charge-offs	(5)	(2)	6	—	1	NM	NM	(1)	(1)	—
Change in the allowance for credit losses	21	(12)	(3)	(19)	(11)	275	291	6	26	(77)
Provision for credit losses	16	(14)	3	(19)	(10)	214	260	5	25	(80)
Noninterest expense	3,154	3,193	3,230	3,023	3,006	(1)	5	9,577	9,041	6
Income before income tax expense	708	679	509	656	706	4	—	1,896	1,965	(4)
Income tax expense	179	195	128	165	177	(8)	1	502	492	2
Net income	$529	484	381	491	529	9	—	$1,394	1,473	(5)

Selected Metrics
Return on allocated capital	31.5%	29.0	22.7	30.4	32.8			27.7%	30.8
Efficiency ratio	81	83	86	83	81			83	82
Client assets ($ in billions, period-end):
Advisory assets	$993	945	939	891	825	5	20
Other brokerage assets and deposits	1,301	1,255	1,247	1,193	1,123	4	16
Total client assets	$2,294	2,200	2,186	2,084	1,948	4	18

Selected Balance Sheet Data (average)
Total loans	$82,797	83,166	82,483	82,181	82,195	—	1	$82,815	82,948	—
Total deposits	107,991	102,843	101,474	102,130	107,500	5	—	104,117	115,418	(10)
Allocated capital	6,500	6,500	6,500	6,250	6,250	—	4	6,500	6,250	4

Selected Balance Sheet Data (period-end)
Total loans	$83,023	83,338	82,999	82,555	82,331	—	1
Total deposits	112,472	103,722	102,478	103,902	103,255	8	9
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
CORPORATE (1)

	Quarter ended					Sep 30, 2024 % Change from		Nine months ended
($ in millions)	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2024	Sep 30, 2023	Sep 30, 2024	Sep 30, 2023	% Change
Income Statement
Net interest income	$(415)	(144)	32	(544)	(269)	NM	(54)	$(527)	(344)	(53)%
Noninterest income	78	392	291	284	21	(80)%	271	761	147	418
Total revenue	(337)	248	323	(260)	(248)	NM	(36)	234	(197)	219
Net charge-offs	(1)	(2)	(1)	(5)	(1)	50	—	(4)	(5)	20
Change in the allowance for credit losses	9	6	—	(22)	64	50	(86)	15	44	(66)
Provision for credit losses	8	4	(1)	(27)	63	100	(87)	11	39	(72)
Noninterest expense	580	723	1,075	2,955	469	(20)	24	2,378	1,346	77
Loss before income tax benefit	(925)	(479)	(751)	(3,188)	(780)	(93)	(19)	(2,155)	(1,582)	(36)
Income tax benefit	(330)	(157)	(317)	(1,339)	(641)	NM	49	(804)	(1,016)	21
Less: Net income (loss) from noncontrolling interests	54	(4)	1	62	(34)	NM	259	51	(186)	127
Net loss	$(649)	(318)	(435)	(1,911)	(105)	NM	NM	$(1,402)	(380)	NM

Selected Balance Sheet Data (average)
Cash and due from banks, and interest-earning deposits with banks	$189,435	202,812	211,612	198,315	164,900	(7)	15	$201,243	138,449	45
Available-for-sale debt securities	147,093	131,822	122,794	115,346	119,745	12	23	133,951	126,304	6
Held-to-maturity debt securities	242,621	251,100	257,088	261,103	266,012	(3)	(9)	250,242	269,885	(7)
Equity securities	15,216	15,571	15,958	15,906	15,784	(2)	(4)	15,580	15,544	—
Total loans	6,509	7,662	8,699	8,904	9,386	(15)	(31)	7,620	9,252	(18)
Total assets	648,930	656,535	663,483	645,573	623,339	(1)	4	656,289	610,047	8
Total deposits	92,662	110,970	119,606	122,880	113,978	(16)	(19)	107,691	86,707	24

Selected Balance Sheet Data (period-end)
Cash and due from banks, and interest-earning deposits with banks	$161,402	211,050	246,057	211,420	194,653	(24)	(17)
Available-for-sale debt securities	157,042	138,087	127,084	118,923	115,005	14	37
Held-to-maturity debt securities	240,174	247,746	255,761	259,748	264,248	(3)	(9)
Equity securities	14,861	15,297	15,798	15,810	15,496	(3)	(4)
Total loans	6,221	7,406	8,521	9,054	9,036	(16)	(31)
Total assets	642,618	670,494	699,401	674,075	641,455	(4)	—
Total deposits	83,323	110,456	121,993	124,294	128,714	(25)	(35)
NM – Not meaningful
(1)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of allocations (including funds transfer pricing, capital, liquidity and certain expenses), in support of the reportable operating segments, as well as our investment portfolio and venture capital and private equity investments. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company as well as results for previously divested businesses.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED LOANS OUTSTANDING – PERIOD-END BALANCES, AVERAGE BALANCES, AND AVERAGE INTEREST RATES

	Quarter ended					Sep 30, 2024 $ Change from
($ in millions)	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2024	Sep 30, 2023
Period-End Loans
Commercial and industrial	$372,750	374,588	372,963	380,388	382,527	(1,838)	(9,777)
Commercial real estate	141,410	145,318	148,786	150,616	152,486	(3,908)	(11,076)
Lease financing	16,482	16,705	16,579	16,423	16,038	(223)	444
Total commercial	530,642	536,611	538,328	547,427	551,051	(5,969)	(20,409)
Residential mortgage	252,676	255,085	257,622	260,724	263,174	(2,409)	(10,498)
Credit card	55,046	53,756	52,035	52,230	49,851	1,290	5,195
Auto	42,815	44,280	46,202	47,762	49,865	(1,465)	(7,050)
Other consumer	28,532	28,175	28,597	28,539	28,483	357	49
Total consumer	379,069	381,296	384,456	389,255	391,373	(2,227)	(12,304)
Total loans	$909,711	917,907	922,784	936,682	942,424	(8,196)	(32,713)

Average Loans
Commercial and industrial	$370,911	371,514	375,593	380,566	382,277	(603)	(11,366)
Commercial real estate	143,187	146,750	150,083	151,665	153,686	(3,563)	(10,499)
Lease financing	16,529	16,519	16,363	16,123	15,564	10	965
Total commercial	530,627	534,783	542,039	548,354	551,527	(4,156)	(20,900)
Residential mortgage	253,667	256,189	259,053	261,776	263,918	(2,522)	(10,251)
Credit card	54,580	52,642	51,708	51,249	48,889	1,938	5,691
Auto	43,430	45,164	47,114	48,554	51,014	(1,734)	(7,584)
Other consumer	27,951	28,199	28,161	28,108	27,845	(248)	106
Total consumer	379,628	382,194	386,036	389,687	391,666	(2,566)	(12,038)
Total loans	$910,255	916,977	928,075	938,041	943,193	(6,722)	(32,938)

Average Interest Rates
Commercial and industrial	7.16%	7.22	7.18	7.20	7.03
Commercial real estate	6.90	6.93	6.94	6.88	6.83
Lease financing	5.68	5.47	5.34	5.17	4.90
Total commercial	7.05	7.08	7.06	7.05	6.92
Residential mortgage	3.67	3.65	3.61	3.60	3.55
Credit card	12.73	12.75	13.14	13.03	13.08
Auto	5.22	5.09	4.98	4.90	4.78
Other consumer	8.56	8.56	8.62	8.68	8.65
Total consumer	5.51	5.43	5.42	5.37	5.26
Total loans	6.41	6.40	6.38	6.35	6.23

Wells Fargo & Company and Subsidiaries
NET LOAN CHARGE-OFFS

	Quarter ended
	Sep 30, 2024		Jun 30, 2024		Mar 31, 2024		Dec 31, 2023		Sep 30, 2023		Sep 30, 2024 $ Change from
($ in millions)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Jun 30, 2024	Sep 30, 2023
By product:
Commercial and industrial	$129	0.14%	$188	0.20%	$148	0.16%	$90	0.09%	$93	0.10%	$(59)	36
Commercial real estate	184	0.51	271	0.74	187	0.50	377	0.99	93	0.24	(87)	91
Lease financing	10	0.25	9	0.21	6	0.13	5	0.14	2	0.07	1	8
Total commercial	323	0.24	468	0.35	341	0.25	472	0.34	188	0.13	(145)	135
Residential mortgage	(23)	(0.04)	(19)	(0.03)	(13)	(0.02)	3	—	(4)	(0.01)	(4)	(19)
Credit card	601	4.38	649	4.96	577	4.48	520	4.02	420	3.41	(48)	181
Auto	83	0.76	79	0.70	112	0.96	130	1.06	138	1.07	4	(55)
Other consumer	127	1.82	124	1.77	132	1.88	127	1.79	108	1.55	3	19
Total consumer	788	0.83	833	0.88	808	0.84	780	0.79	662	0.67	(45)	126
Total net loan charge-offs	$1,111	0.49%	$1,301	0.57%	$1,149	0.50%	$1,252	0.53%	$850	0.36%	$(190)	261
By segment:
Consumer Banking and Lending	$871	1.07%	$907	1.12%	$881	1.07%	$852	1.01%	$722	0.85%	$(36)	149
Commercial Banking	50	0.09	94	0.17	75	0.13	35	0.06	29	0.05	(44)	21
Corporate and Investing Banking	196	0.28	303	0.44	188	0.27	370	0.51	99	0.13	(107)	97
Wealth and Investment Management	(5)	(0.02)	(2)	(0.01)	6	0.03	—	—	1	—	(3)	(6)
Corporate	(1)	(0.06)	(1)	(0.05)	(1)	(0.05)	(5)	(0.22)	(1)	(0.04)	—	—
Total net loan charge-offs	$1,111	0.49%	$1,301	0.57%	$1,149	0.50%	$1,252	0.53%	$850	0.36%	$(190)	261
(1)Quarterly net loan charge-offs (recoveries) as a percentage of average loans are annualized.

Wells Fargo & Company and Subsidiaries
CHANGES IN ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Quarter ended					Sep 30, 2024 $ Change from
($ in millions)	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2024	Sep 30, 2023
Balance, beginning of period	14,789	14,862	15,088	15,064	14,786	(73)	3
Provision for credit losses for loans	1,059	1,229	926	1,274	1,143	(170)	(84)
Net loan charge-offs:
Commercial and industrial	(129)	(188)	(148)	(90)	(93)	59	(36)
Commercial real estate	(184)	(271)	(187)	(377)	(93)	87	(91)
Lease financing	(10)	(9)	(6)	(5)	(2)	(1)	(8)
Total commercial	(323)	(468)	(341)	(472)	(188)	145	(135)
Residential mortgage	23	19	13	(3)	4	4	19
Credit card	(601)	(649)	(577)	(520)	(420)	48	(181)
Auto	(83)	(79)	(112)	(130)	(138)	(4)	55
Other consumer	(127)	(124)	(132)	(127)	(108)	(3)	(19)
Total consumer	(788)	(833)	(808)	(780)	(662)	45	(126)
Net loan charge-offs	(1,111)	(1,301)	(1,149)	(1,252)	(850)	190	(261)
Other	2	(1)	(3)	2	(15)	3	17
Balance, end of period	$14,739	14,789	14,862	15,088	15,064	(50)	(325)
Components:
Allowance for loan losses	$14,330	14,360	14,421	14,606	14,554	(30)	(224)
Allowance for unfunded credit commitments	409	429	441	482	510	(20)	(101)
Allowance for credit losses for loans	$14,739	14,789	14,862	15,088	15,064	(50)	(325)
Ratio of allowance for loan losses to total net loan charge-offs (annualized)	3.24x	2.74	3.12	2.94	4.32
Allowance for loan losses as a percentage of:
Total loans	1.58%	1.56	1.56	1.56	1.54
Nonaccrual loans	175	170	179	177	182
Allowance for credit losses for loans as a percentage of:
Total loans	1.62	1.61	1.61	1.61	1.60
Nonaccrual loans	180	175	184	183	188

Wells Fargo & Company and Subsidiaries
ALLOCATION OF ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Sep 30, 2024		Jun 30, 2024		Mar 31, 2024		Dec 31, 2023		Sep 30, 2023
($ in millions)	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class
By product:
Commercial and industrial	$4,230	1.13%	$4,276	1.14%	$4,332	1.16%	$4,272	1.12%	$4,269	1.12%
Commercial real estate	3,653	2.58	3,754	2.58	3,782	2.54	3,939	2.62	3,842	2.52
Lease financing	209	1.27	206	1.23	203	1.22	201	1.22	199	1.24
Total commercial	8,092	1.52	8,236	1.53	8,317	1.54	8,412	1.54	8,310	1.51
Residential mortgage (1)	542	0.21	521	0.20	596	0.23	652	0.25	718	0.27
Credit card	4,704	8.55	4,517	8.40	4,321	8.30	4,223	8.09	4,021	8.07
Auto	726	1.70	804	1.82	894	1.93	1,042	2.18	1,264	2.53
Other consumer	675	2.37	711	2.52	734	2.57	759	2.66	751	2.64
Total consumer	6,647	1.75	6,553	1.72	6,545	1.70	6,676	1.72	6,754	1.73
Total allowance for credit losses for loans	$14,739	1.62%	$14,789	1.61%	$14,862	1.61%	$15,088	1.61%	$15,064	1.60%
By segment:
Consumer Banking and Lending	$7,445	2.31%	$7,386	2.27%	$7,361	2.24%	$7,453	2.24%	$7,515	2.24%
Commercial Banking	2,443	1.09	2,408	1.06	2,472	1.09	2,406	1.07	2,401	1.06
Corporate and Investing Banking	4,573	1.67	4,738	1.72	4,758	1.73	4,955	1.72	4,840	1.67
Wealth and Investment Management	266	0.32	245	0.29	258	0.31	260	0.31	279	0.34
Corporate	12	0.19	12	0.16	13	0.15	14	0.15	29	0.32
Total allowance for credit losses for loans	$14,739	1.62%	$14,789	1.61%	$14,862	1.61%	$15,088	1.61%	$15,064	1.60%
(1)Includes negative allowance for expected recoveries of amounts previously charged off.

Wells Fargo & Company and Subsidiaries
NONPERFORMING ASSETS (NONACCRUAL LOANS AND FORECLOSED ASSETS)

	Sep 30, 2024		Jun 30, 2024		Mar 31, 2024		Dec 31, 2023		Sep 30, 2023		Sep 30, 2024 $ Change from
($ in millions)	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Jun 30, 2024	Sep 30, 2023
By product:
Nonaccrual loans:
Commercial and industrial	$743	0.20%	$754	0.20%	$750	0.20%	$662	0.17%	$638	0.17%	$(11)	105
Commercial real estate	4,115	2.91	4,321	2.97	3,913	2.63	4,188	2.78	3,863	2.53	(206)	252
Lease financing	94	0.57	86	0.51	76	0.46	64	0.39	85	0.53	8	9
Total commercial	4,952	0.93	5,161	0.96	4,739	0.88	4,914	0.90	4,586	0.83	(209)	366
Residential mortgage (1)	3,086	1.22	3,135	1.23	3,193	1.24	3,192	1.22	3,258	1.24	(49)	(172)
Auto	99	0.23	103	0.23	109	0.24	115	0.24	126	0.25	(4)	(27)
Other consumer	35	0.12	35	0.12	34	0.12	35	0.12	32	0.11	—	3
Total consumer	3,220	0.85	3,273	0.86	3,336	0.87	3,342	0.86	3,416	0.87	(53)	(196)
Total nonaccrual loans	8,172	0.90	8,434	0.92	8,075	0.88	8,256	0.88	8,002	0.85	(262)	170
Foreclosed assets	212		216		165		187		177		(4)	35
Total nonperforming assets	$8,384	0.92%	$8,650	0.94%	$8,240	0.89%	$8,443	0.90%	$8,179	0.87%	$(266)	205
By segment:
Consumer Banking and Lending	$3,144	0.97%	$3,194	0.98%	$3,240	0.99%	$3,273	0.98%	$3,354	1.00%	$(50)	(210)
Commercial Banking	1,120	0.50	980	0.43	932	0.41	1,012	0.45	1,024	0.45	140	96
Corporate and Investing Banking	3,912	1.43	4,265	1.55	3,831	1.39	3,935	1.37	3,588	1.24	(353)	324
Wealth and Investment Management	208	0.25	211	0.25	237	0.29	223	0.27	213	0.26	(3)	(5)
Corporate	—	—	—	—	—	—	—	—	—	—	—	—
Total nonperforming assets	$8,384	0.92%	$8,650	0.94%	$8,240	0.89%	$8,443	0.90%	$8,179	0.87%	$(266)	205
(1)Residential mortgage loans predominantly insured by the FHA or guaranteed by the VA are not placed on nonaccrual status because they are insured or guaranteed.

Wells Fargo & Company and Subsidiaries
COMMERCIAL AND INDUSTRIAL LOANS AND LEASE FINANCING BY INDUSTRY

	Sep 30, 2024				Jun 30, 2024				Sep 30, 2023
($ in millions)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (1)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (1)
Financials except banks	$53	146,597	16%	$240,417	$51	145,269	16%	$231,777	$10	147,362	16%	$234,838
Technology, telecom and media	155	23,909	3	60,297	87	24,661	3	61,246	29	26,817	3	63,062
Real estate and construction	91	25,089	3	53,218	87	26,090	3	54,542	58	25,321	3	55,292
Equipment, machinery and parts manufacturing	33	25,932	3	49,761	37	25,727	3	49,539	109	25,847	3	48,634
Retail	49	19,965	2	45,302	53	19,674	2	47,691	72	20,913	2	50,035
Materials and commodities	31	14,019	2	36,516	28	14,842	2	37,380	168	14,640	2	38,513
Food and beverage manufacturing	16	16,501	2	35,205	22	16,535	2	33,390	3	15,655	2	33,874
Auto related	9	16,742	2	30,940	11	17,224	2	30,723	7	14,167	2	29,523
Oil, gas and pipelines	3	10,042	1	30,128	26	10,308	1	32,284	3	10,559	1	32,189
Health care and pharmaceuticals	27	14,394	2	29,663	66	14,508	2	29,647	20	14,985	2	30,199
Commercial services	35	10,776	1	27,490	33	10,699	1	26,288	36	10,800	1	26,058
Utilities	1	6,518	*	24,169	1	6,839	*	24,269	1	8,099	*	24,876
Diversified or miscellaneous	62	8,858	*	22,268	56	8,395	*	21,908	3	7,673	*	20,567
Entertainment and recreation	24	12,228	1	18,939	22	13,040	1	19,429	19	13,212	1	19,806
Insurance and fiduciaries	2	5,154	*	16,313	1	5,749	*	17,285	1	4,964	*	16,033
Transportation services	169	9,233	1	15,903	161	9,407	1	16,360	140	8,972	*	16,393
Government and education	42	5,292	*	11,372	40	5,566	*	11,075	29	5,675	*	12,135
Agribusiness	14	6,116	*	11,209	11	5,980	*	11,235	8	5,965	*	11,810
Banks	1	8,620	*	9,663	—	8,276	*	9,314	—	11,799	1	12,733
Other	20	3,247	*	10,998	47	2,504	*	12,133	7	5,140	*	12,637
Total	$837	389,232	43%	$779,771	$840	391,293	43%	$777,515	$723	398,565	42%	$789,207
*Less than 1%.
(1)Total commitments consists of loans outstanding plus unfunded credit commitments, excluding issued letters of credit and discretionary amounts where our approval or consent is required prior to any loan funding or commitment increase.

Wells Fargo & Company and Subsidiaries
COMMERCIAL REAL ESTATE LOANS BY PROPERTY TYPE (1)

	Sep 30, 2024				Jun 30, 2024				Sep 30, 2023
($ in millions)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (2)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (2)	Nonaccrual loans	Loans outstanding balance	% of total loans	Total commitments (2)
Apartments	$27	41,349	5%	$47,382	$28	43,048	5%	$49,846	$8	40,677	4%	$49,573
Office	3,529	28,996	3	30,563	3,693	29,704	3	31,636	2,790	32,201	3	35,242
Industrial/warehouse	52	24,603	3	26,816	25	24,877	3	27,268	29	24,389	3	27,470
Retail (excluding shopping center)	94	11,376	1	12,125	114	11,273	1	12,197	272	11,187	1	11,848
Hotel/motel	213	11,465	1	11,885	252	11,601	1	12,130	217	12,826	1	14,396
Shopping center	164	8,585	*	9,117	165	8,718	*	9,256	183	8,762	*	9,304
Institutional	13	5,393	*	5,812	13	5,555	*	5,992	248	6,261	*	7,137
Mixed use properties	18	2,575	*	2,737	22	2,923	*	3,117	105	5,166	*	5,989
1-4 family structure	—	1,190	*	2,442	—	1,143	*	2,455	—	1,231	*	2,987
Storage facility	—	2,197	*	2,363	—	2,345	*	2,507	—	2,815	*	3,028
Other	5	3,681	*	4,368	9	4,131	*	5,354	11	6,971	*	8,297
Total	$4,115	141,410	16%	$155,610	$4,321	145,318	15%	$161,758	$3,863	152,486	16%	$175,271
*Less than 1%.
(1)Our commercial real estate (CRE) loan portfolio is comprised of CRE mortgage and CRE construction loans.
(2)Total commitments consists of loans outstanding plus unfunded credit commitments, excluding issued letters of credit.

Wells Fargo & Company and Subsidiaries
NET INTEREST INCOME AND NET GAINS FROM TRADING ACTIVITIES

	Quarter ended					Sep 30, 2024 % Change from		Nine months ended
($ in millions)	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2024	Sep 30, 2023	Sep 30, 2024	Sep 30, 2023	% Change
Interest income	$1,453	1,369	1,243	1,149	1,143	6%	27	$4,065	3,080	32%
Interest expense	211	212	181	176	163	—	29	604	467	29
Total net interest income	1,242	1,157	1,062	973	980	7	27	3,461	2,613	32
Net gains from trading activities	1,438	1,442	1,454	1,070	1,265	—	14	4,334	3,729	16
Total trading-related net interest and noninterest income	$2,680	2,599	2,516	2,043	2,245	3	19	$7,795	6,342	23

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on investments in consolidated portfolio companies, net of applicable deferred taxes. The ratios are (i) tangible book value per common share, which represents tangible common equity divided by common shares outstanding; and (ii) return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that tangible book value per common share and return on average tangible common equity, which utilize tangible common equity, are useful financial measures because they enable management, investors, and others to assess the Company’s use of equity.

The tables below provide a reconciliation of these non-GAAP financial measures to GAAP financial measures.

							Sep 30, 2024 % Change from
($ in millions)		Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2024	Sep 30, 2023
Tangible book value per common share:
Total equity		$185,011	178,148	182,674	187,443	182,373	4%	1
Adjustments:
Preferred stock		(18,608)	(16,608)	(18,608)	(19,448)	(19,448)	(12)	4
Additional paid-in capital on preferred stock		144	141	146	157	157	2	(8)
Noncontrolling interests		(1,746)	(1,718)	(1,731)	(1,708)	(1,658)	(2)	(5)
Total common stockholders' equity	(A)	164,801	159,963	162,481	166,444	161,424	3	2
Adjustments:
Goodwill		(25,173)	(25,172)	(25,173)	(25,175)	(25,174)	—	—
Certain identifiable intangible assets (other than MSRs)		(85)	(96)	(107)	(118)	(132)	11	36
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets) (1)		(772)	(968)	(965)	(878)	(878)	20	12
Applicable deferred taxes related to goodwill and other intangible assets (2)		940	933	927	920	913	1	3
Tangible common equity	(B)	$139,711	134,660	137,163	141,193	136,153	4	3
Common shares outstanding	(C)	3,345.5	3,402.7	3,501.7	3,598.9	3,637.9	(2)	(8)
Book value per common share	(A)/(C)	49.26	47.01	46.40	46.25	44.37	5	11
Tangible book value per common share	(B)/(C)	41.76	39.57	39.17	39.23	37.43	6	12
(1)In third quarter 2023, we sold investments in certain private equity funds. As a result, we have removed the related goodwill and other intangible assets on investments in consolidated portfolio companies.
(2)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY (continued)

		Quarter ended					Sep 30, 2024 % Change from		Nine months ended
($ in millions)		Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Jun 30, 2024	Sep 30, 2023	Sep 30, 2024	Sep 30, 2023	% Change
Return on average tangible common equity:
Net income applicable to common stock	(A)	$4,852	4,640	4,313	3,160	5,450	5%	(11)	$13,805	14,822	(7)%
Average total equity		184,368	181,552	186,669	185,853	184,828	2	—	184,197	184,525	—
Adjustments:
Preferred stock		(18,129)	(18,300)	(19,291)	(19,448)	(20,441)	1	11	(18,572)	(19,782)	6
Additional paid-in capital on preferred stock		143	145	155	157	171	(1)	(16)	148	172	(14)
Noncontrolling interests		(1,748)	(1,743)	(1,710)	(1,664)	(1,775)	—	2	(1,734)	(1,905)	9
Average common stockholders’ equity	(B)	164,634	161,654	165,823	164,898	162,783	2	1	164,039	163,010	1
Adjustments:
Goodwill		(25,172)	(25,172)	(25,174)	(25,173)	(25,174)	—	—	(25,173)	(25,174)	—
Certain identifiable intangible assets (other than MSRs)		(89)	(101)	(112)	(124)	(137)	12	35	(101)	(141)	28
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets) (1)		(965)	(965)	(879)	(878)	(2,539)	—	62	(937)	(2,489)	62
Applicable deferred taxes related to goodwill and other intangible assets (2)		938	931	924	918	910	1	3	931	902	3
Average tangible common equity	(C)	$139,346	136,347	140,582	139,641	135,843	2	3	$138,759	136,108	2
Return on average common stockholders’ equity (ROE) (annualized)	(A)/(B)	11.7%	11.5	10.5	7.6	13.3			11.2%	12.2
Return on average tangible common equity (ROTCE) (annualized)	(A)/(C)	13.9	13.7	12.3	9.0	15.9			13.3	14.6
(1)In third quarter 2023, we sold investments in certain private equity funds. As a result, we have removed the related goodwill and other intangible assets on investments in consolidated portfolio companies.
(2)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III (1)

		Estimated
($ in billions)		Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023
Total equity		$185.0	178.1	182.7	187.4	182.4
Adjustments:
Preferred stock		(18.6)	(16.6)	(18.6)	(19.4)	(19.4)
Additional paid-in capital on preferred stock		0.1	0.2	0.1	0.1	0.1
Noncontrolling interests		(1.7)	(1.7)	(1.7)	(1.7)	(1.7)
Total common stockholders' equity		164.8	160.0	162.5	166.4	161.4
Adjustments:
Goodwill		(25.2)	(25.2)	(25.2)	(25.2)	(25.2)
Certain identifiable intangible assets (other than MSRs)		(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
Goodwill and other intangibles on investments in consolidated portfolio companies (included in other assets)		(0.8)	(1.0)	(1.0)	(0.9)	(0.9)
Applicable deferred taxes related to goodwill and other intangible assets (2)		0.9	0.9	0.9	0.9	0.9
Other (3)		(1.3)	(0.4)	(0.4)	(0.3)	0.1
Common Equity Tier 1 under the Standardized and Advanced Approaches	(A)	138.3	134.2	136.7	140.8	136.2
Preferred stock		18.6	16.6	18.6	19.4	19.4
Additional paid-in capital on preferred stock		(0.1)	(0.2)	(0.1)	(0.1)	(0.1)
Other		(0.2)	(0.1)	(0.3)	(0.3)	(0.3)
Total Tier 1 capital under the Standardized and Advanced Approaches	(B)	156.6	150.5	154.9	159.8	155.2

Long-term debt and other instruments qualifying as Tier 2		17.7	18.3	19.0	19.0	19.1
Qualifying allowance for credit losses (4)		14.6	14.7	14.7	14.9	14.9
Other		(0.4)	(0.3)	(0.5)	(0.6)	(0.4)
Total Tier 2 capital under the Standardized Approach	(C)	31.9	32.7	33.2	33.3	33.6
Total qualifying capital under the Standardized Approach	(B)+(C)	$188.5	183.2	188.1	193.1	188.8

Long-term debt and other instruments qualifying as Tier 2		17.7	18.3	19.0	19.0	19.1
Qualifying allowance for credit losses (4)		4.3	4.4	4.4	4.5	4.5
Other		(0.4)	(0.3)	(0.5)	(0.6)	(0.4)
Total Tier 2 capital under the Advanced Approach	(D)	21.6	22.4	22.9	22.9	23.2
Total qualifying capital under the Advanced Approach	(B)+(D)	$178.2	172.9	177.8	182.7	178.4
Total risk-weighted assets (RWAs) under the Standardized Approach	(E)	$1,220.0	1,219.5	1,221.6	1,231.7	1,237.1
Total RWAs under the Advanced Approach	(F)	$1,087.4	1,093.0	1,099.6	1,114.3	1,130.8

Ratios under the Standardized Approach:
Common Equity Tier 1	(A)/(E)	11.3%	11.0	11.2	11.4	11.0
Tier 1 capital	(B)/(E)	12.8	12.3	12.7	13.0	12.6
Total capital	(B)+(C)/(E)	15.5	15.0	15.4	15.7	15.3

Ratios under the Advanced Approach:
Common Equity Tier 1	(A)/(F)	12.7%	12.3	12.4	12.6	12.0
Tier 1 capital	(B)/(F)	14.4	13.8	14.1	14.3	13.7
Total capital	(B)+(D)/(F)	16.4	15.8	16.2	16.4	15.8
(1)The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, Tier 1 and total capital ratios under both approaches.
(2)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.
(3)Includes a $60 million increase for each period in 2024 and a $120 million increase for each period in 2023 related to a current expected credit loss accounting standard (CECL) transition provision. In second quarter 2020, the Company elected to apply a modified transition provision issued by federal banking regulators related to the impact of CECL on regulatory capital. The rule permits certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses (ACL) under CECL for each period until December 31, 2021, followed by a three-year phase-out period in which the benefit is reduced by 25% in year one, 50% in year two and 75% in year three.
(4)Differences between the approaches are driven by the qualifying amounts of ACL includable in Tier 2 capital. Under the Advanced Approach, eligible credit reserves represented by the amount of qualifying ACL in excess of expected credit losses (using regulatory definitions) is limited to 0.60% of Advanced credit RWAs, whereas the Standardized Approach includes ACL in Tier 2 capital up to 1.25% of Standardized credit RWAs. Under both approaches, any excess ACL is deducted from the respective total RWAs.